Accounts receivable (Tables)	12 Months Ended
Oct. 31, 2022
Trade and other current receivables [abstract]
Schedule of other receivables
Other receivables consist principally of interest receivable and receivables from non-trade vendors.

Aging Summary
As at October 31,	2022	2021
Current	$0.3	$3.2
1-30 days	0.6	0.3
31-60 days	0.3	0.1
61-90 days	0.1	—
91 days and over	0.2	0.5
Total accounts receivable	$1.5	$4.1

Schedule of revenue by customers
The Company's revenue primarily comes from two key customers, as shown in the table below. The Company's remaining customers do not make up significant percentages of these balances. For additional details on product sales and fair value adjustments recognized in the period, refer to Note 3.

Revenue
For the years ended October 31,	2022	2021	2020
Customer A	16.3%	42.0%	67.0%
Customer B	69.6%	52.0%	0.0%

Trade Accounts Receivable
As at October 31,	2022	2021	2020
Customer A	18.3%	53.0%	90.0%
Customer B	42.8%	45.0%	0.0%